EXHIBIT 10-N-2a
FIRST AMENDMENT
OF
OTTER TAIL CORPORATION EXECUTIVE SURVIVOR AND
SUPPLEMENTAL RETIREMENT PLAN (2005 Restatement)
     The “OTTER TAIL CORPORATION EXECUTIVE SURVIVOR AND SUPPLEMENTAL RETIREMENT PLAN” established as of November 1, 1983, by the Board of Directors of OTTER TAIL CORPORATION, a Minnesota corporation, as amended and rested in a document entitled “Otter Tail Corporation Executive Survivor and Supplemental Retirement Plan (2005 Restatement) (hereinafter referred to as the “Plan Statement”), is hereby further amended in the following respects:
1. NORMAL RETIREMENT BENEFIT. Effective January 1, 2006, Section 5.2 of the Plan Statement shall be amended by the adding the following new paragraph to the end of such Section:
Notwithstanding the foregoing, Final Annual Salary shall be replaced with Final Average Earnings when determining the Normal Retirement Benefit for the Chief Executive Officer and the Corporate Secretary of Otter Tail Corporation.
2. SAVINGS CLAUSE. Save and except as hereinabove expressly amended, the Plan Statement shall continue in full force and effect.
Approved 12/19/06